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# Littelfuse 2016 Analyst & Investor Day

December 9, 2016

Littelfuse®

Expertise Applied | Answers Delivered

# Forward Looking Statements

**IMPORTANT INFORMATION ABOUT LITTELFUSE, INC.**

This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at **investor.littelfuse.com/sec.cfm**. This website also provides additional information about Littelfuse.

**SAFE HARBOR STATEMENT**

Certain statements in this presentation and other written or oral statements made by or on behalf of the company may constitute "forward-looking statements" within the meaning of the federal securities laws and are entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "estimates," "will," "should," "plans" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy, although not all forward-looking statements contain such terms. The company cautions that forward-looking statements, which speak only as of the date they are made, are subject to risks, uncertainties and other factors, and actual results and outcomes may differ materially from those indicated or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks relating to product demand and market acceptance, economic conditions, the impact of competitive products and pricing, product quality problems or product recalls, capacity and supply difficulties or constraints, coal mining exposures reserves, failure of an indemnification for environmental liability, exchange rate fluctuations, commodity price fluctuations, the effect of the company's accounting policies, labor disputes, restructuring costs in excess of expectations, pension plan asset returns less than assumed, integration of acquisitions and other risks which may be detailed in the company's Securities and Exchange Commission filings, including those set forth under Item 1A. "Risk Factors" of the company's Annual Report on Form 10-K for the year ended January 2, 2016. The company does not undertake any obligation to update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise.

This presentation should be reviewed in conjunction with information provided in the financial statements and the related Notes thereto appearing in the company's Annual Report on Form 10-K for the year ended January 2, 2016.

**USE OF NON-GAAP FINANCIAL MEASURES**

The information provided in this presentation includes certain non-GAAP financial measures, including Adjusted Operating Margin, Adjusted Earnings per Share, Adjusted Gross Margin, Adjusted Effective Tax Rate, and Revenue (adjusted for currency effects and acquisition/divestiture activities). These non-GAAP financial measures should not be considered in isolation or a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the appendix of this presentation.

# Speaker Lineup



### Delivering Shareholder Value

**Gordon Hunter**

Chairman of the Board of Directors, President and Chief Executive Officer



### Capitalizing on Growth in Electronics and Driving Innovation

**Ian Highley**

Senior Vice President, General Manager and Chief Technology Officer



### Building on Success and Industrial Segment Update

**Dave Heinzmann**

Chief Operating Officer



### Financial Strategy for Exceptional Performance

**Meenal Sethna**

Executive Vice President and Chief Financial Officer



### Extending our Lead in Automotive

**Dieter Roeder**

Senior Vice President and General Manager

# Reiterating Our Q4 2016 Guidance*

| | |
|---|---|
| Q4 Revenue | $270 - $280 million |
| Q4 Adjusted EPS | $1.45 - $1.59 |
| 2016 Adjusted Tax Rate | 18% |

*See the Company's November 3, 2016 press release for further details. Littelfuse provides some guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, impairment and severance charges, foreign exchange adjustments and unusual gains and losses. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. At this time, Littelfuse is not able to forecast the excluded items to the most directly comparable GAAP financial measure without unreasonable efforts.


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# Delivering Shareholder Value

## Gordon Hunter

Chairman of the Board of Directors, President and Chief Executive Officer

# What We Told You Four Years Ago:
## 2012 Corporate Strategy Recap

**Mission**

Leverage our global leadership position in circuit protection to double our business by 2017 and become a leader in power control and sensing.

**MEGATRENDS**
- Value of Human Life
- Efficiency/Green
- Connected/Communication
- Predictive/Preventative Systems
- Globalization

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**Sales Growth**

| | 2012-2017 Targets | 2012-2016F Pro Forma* |
|---|---|---|
| Organic | 5% | 5% |
| Acquisition | 10% | 10% |
| Total | **15%** | **15%** |

*Currency adjusted and includes 12 months of revenue for businesses acquired in 2016

# What We Accomplished:
## Setting the Foundation for Growth

Created **Global Sensor** Platform, Generating **~$160M** of Revenue

**Broadened Power Control** Platform

**Diversified** Products, Geographies and End Markets

Built Foundation for Greater **Innovation** & **Technology** Expansion

Continued to Strengthen **Customer & Channel Partnerships**

Successful **Acquisition** Track Record

# Acquisition Recap:

## Bolstering Core Business and Establishing New Growth Vectors

| | ACCEL | HAMLIN | SymCom | sigmar | MONOLITH SEMICONDUCTOR INC.* | PolySwitch | menber's | ON Semi Portfolio |
|---|---|---|---|---|---|---|---|---|
| | 2012 | 2013 | 2014 | 2015 | 2015 | 2016 | 2016 | 2016 |
| Core Consolidation | | | | | | ✓ | | ✓ |
| Technology | ✓ | ✓ | | ✓ | ✓ | ✓ | ✓ | |
| Geographic / Market Access | ✓ | | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Platform Building | ✓ | ✓ | ✓ | ✓ | ✓ | | ✓ | ✓ |
| Products |  |  |  |  |  |  |  |  |
| | Sensors | Sensors | Relays | Sensors | Silicon Carbide | Circuit Protection | Commercial Vehicle Products | IGBT TVS Diode Thyristors |

*Minority investment

# What We Said and What We Delivered:
## Financial Highlights 2012-2016

| | Double Digit Sales Growth | Strong Profit Margins | Strong Operating Cash Flow | Balanced Capital Allocation |
|---|---|---|---|---|
| **What We Said** | 15% revenue CAGR: 5% organic + 10% through acquisitions | High teens operating margin; $7.50 - $8.00 EPS by 2017 | Cash flow from operations 16% - 18% of revenue; Capex ~4% of revenue | Return 35% of free cash flow (FCF) to shareholders via share repurchase and dividends |
| **What We Delivered** | Increased sales from ~$670M in 2012 to $1B+ in 2016 15% revenue CAGR*^ | Operating margins at target levels; 13% Adj EPS CAGR to 2016**^ | Both cash flow from operations and capex at target levels | 34% FCF returned to shareholders 2013 - 2016 Q3 YTD |

*Currency adjusted and includes 12 months of revenue for businesses acquired in 2016
**See appendix for GAAP to non-GAAP reconciliation
^Based on midpoint of revenue guidance provided in the Company's November 3, 2016 press release

# What We Delivered:
## Sales Will Exceed $1 Billion in 2016

*($ in millions)*



$668
$758
$852
$868
$1,047*
2012
2013
2014
2015
2016F

*Based on midpoint of guidance provided in the Company's November 3, 2016 press release

# What We Delivered:
## 167% Total Shareholder Return



Littelfuse Stock Price
December 2, 2016
$146.01
LFUS
+167%
NASDAQ
+76%
S&P 500
+55%
Littelfuse Stock Price
December 10, 2012
$57.00
Dec-12
Apr-13
Aug-13
Dec-13
Apr-14
Aug-14
Dec-14
Apr-15
Aug-15
Dec-15
Apr-16
Aug-16
Nov-16

**$3 Billion+ Market Cap**

Source: Bloomberg

# Leadership Team Delivering Results



**Gordon Hunter**
Chairman of the Board of Directors, President and Chief Executive Officer
**Meenal Sethna**
Executive Vice President and Chief Financial Officer
**Dave Heinzmann**
Chief Operating Officer
**Ryan Stafford**
Executive Vice President and Chief Legal and Human Resources Officer
**Deepak Nayar**
SVP and GM, Electronics Business
**Ian Highley**
SVP and GM, Semiconductor Business, Chief Technology Officer
**Dieter Roeder**
SVP and GM, Automotive Segment
**Matthew Cole**
SVP and GM, Industrial Segment
**Mike Rutz**
SVP, Global Operations

*Effective Jan 1, 2017, Gordon Hunter will transition to the role of Executive Chairman. Dave Heinzmann will assume the position of President and Chief Executive Officer and will join the Company's Board of Directors.*

# Performance-Oriented Culture:
## Our Winning Formula



Experienced
Effective
Trusted
Focus
Partners
Integrity
Inspired
Quality
Safety
Confident
Empowered
Honest
Performance management
Engaged & Enabled
Engineers
Collaboration
Ethical
Innovation
Teamwork
Committed
Successful
Innovators
Relationships
Operational Excellence
Worldwide
Customer
Humble
Collaborative
Leaders
Problem-solvers
Passionate
Dedicated
Global
Expanding
Diversity
Respectful
Bright
Driven
Strategic
Growing
Together
Reliable
Service
Enthusiastic
Motivated

# Go-Forward Strategy:
## Building On Success to Continue Double Digit Growth


Leverage Our Position Within Global Mega Trends
Safety
Connectivity
Energy Efficiency
Protect Control Sense
Grow Circuit Protection
Accelerate Power Control
Double Sensor Platform
Accelerated Organic Growth 5% - 7%
Complemented with Strategic M&A 5% - 7%

# Compelling Investment Proposition:
## A Proven Source of Growth and Value Creation


Strong global partnerships
High growth markets
Leverage favorable mega trends
Double digit revenue growth via accelerated organic growth & strategic acquisitions
Top Line Growth
Sustained Profitability
Enthusiastic, Passionate and Dedicated Culture
Strong Shareholder Returns
Focus on high margin niches
Operational excellence
Strong working capital management
High teens operating margins driving strong free cash flow
Disciplined capital management
Balance reinvestment with return to shareholders


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# Building on Success & Industrial Segment Update

## Dave Heinzmann

Chief Operating Officer

# Building on Success to Achieve Double Digit Growth

| Safety | Energy Efficiency | Connectivity |
| --- | --- | --- |

**Grow** Circuit Protection – **Accelerate** Power Control – **Double** Sensor Platform

**Accelerated Organic Growth Complemented with Strategic M&A**

- Content & Share Gains
- Underpenetrated Geographies & Markets
- Increased Innovation
- Cross-Segment Opportunities
- Strategic Acquisitions

# Continue to Diversify Portfolio:
## Accelerate Power Control and Double Sensor Platform


Sensors
Power Control
Circuit Protection

**2012 Revenue: $668 million**


Sensors
Power Control
Circuit Protection

**2016F Revenue: $1,047 million***


Sensors
Power Control
Circuit Protection

**2021 Target: Double Digit Annual Revenue Growth**

*Based on midpoint of guidance provided in the Company's November 3, 2016 press release

# Grow Circuit Protection:
## Path to Accelerated Organic Growth

### Content & Share Gains
- Internet of Things
- Automotive electronics
- Electrification of vehicles

### Underpenetrated Geographies & Markets
- Japan
- Data center and cloud infrastructure
- Building & home automation

### Innovation
- Next generation products
- Expands served market
- Greater material science capabilities

# Accelerated Power Control:
## Path to Accelerated Organic Growth

### Content & Share Gains

- Rugged, high current and high voltage electrical systems
- Power modules with IGBT and Silicon Carbide

### Underpenetrated Geographies & Markets

- Commercial vehicle products beyond North America
- Motor drives / inverters
- Automotive power control

### Innovation

- Power control modules
- New material platforms
- Advanced power distribution modules with integrated solutions

# Double Sensor Platform:
## Path to Accelerated Organic Growth

**Content & Share Gains**

- Occupant safety
- Solar sensing
- Position sensing

**Underpenetrated Geographies & Markets**

- Appliances & white goods
- Internet of Things
- Automotive opportunities in Asia

**Innovation**

- Pulse wave guide technology
- Tunneling magneto resistance ("TMR")
- Multi-element sensing modules

# Investing to Drive Cross-Segment Opportunities:
## Leveraging Technologies and Customer Relationships


Automotive Electronics
EV / Charging
Automotive
Electronics
Industrial
Energy Conversion / Storage & Motor Control

# Selectively Diversify and Grow:
## Continue to Acquire and Integrate the Right Businesses


Core Consolidation
Technology
Geographic / Market Access
Platform Building
Circuit Protection
Power Control
Select Regions
Power Control
Commercial Vehicle Products
Sensors
Automotive Electronics
Industrial Markets

# Operational Excellence:
## A Foundational Element of Our Success; Recognized Externally


Lean
Six Sigma
Culture
New Product
Introduction
M&A
Integration
Supply Chain
Excellence
Manufacturing
Excellence
Littelfuse
Operating
System

AME Excellence Award – Association of Manufacturing Excellence Award

GM – Supplier Quality Excellence Award

tti – Supplier Excellence Award

PACCAR – Quality Achievement Award

HUAWEI – Best Delivery Supplier Award

VOLVO – Supplier Quality Award

# What We Expect to Deliver:
## Continued Strong Financial Performance

### Double Digit Sales Growth
- 5% - 7% accelerated organic revenue growth
- 5% - 7% growth from strategic acquisitions

### Double Digit EPS Growth
- 17% - 19% operating margins
- 21% - 23% EBITDA margins

### Free Cash Flow Approximates Net Income
- Strong track record of free cash flow generation
- Capex continues at 4% - 5% of revenue

### Balanced Capital Allocation
- Return 40% of free cash flow to shareholders
- Remainder to focus on strategic acquisitions

# Industrial Segment Update



# Industrial Segment Overview

~$105M 2016F Revenue

- Fuse Products
- Protection Relays
- Custom Products



**Market Information**

- ~ $1.5 Billion market*
- GDP growth, adjusted for negative impact of oil & gas and mining
- Current portfolio largely North America based

**Drivers**

- Heavy industry (mining / oil & gas)
- General industrial
- Commercial construction
- Alternative energy (electric vehicle, solar, storage, wind)

**LFUS Competitive Advantage**

- Brand reputation for excellent product, service, and support
- Strong relationships with distribution channels & key customers
- Ability to selectively leverage Electronics channel access

*Company estimates

# Industrial Segment Strategy:
## Increase Profitability and Assess Acquisition Opportunities

Return to
**Double Digit**
Operating Margins

Focus on Additional
**Growth Opportunities**

Expand
**Product Breadth**
Via Acquisitions

End Market / Geographic
**Diversification**



## Why We Will Succeed in Industrial

- Global expansion opportunity
- Cross-segment and inorganic growth opportunities
- Increased exposure to less cyclical markets
- Improved cost structure

**2% - 4% Long-Term Organic Revenue Growth**


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# Extending our Lead in Automotive

## Dieter Roeder

Senior Vice President and General Manager

# Automotive Segment Overview

**$206M 2012 Revenue**



**~$415M 2016F Revenue**


PASSENGER
AIR BAG OFF

| $206M 2012 Revenue | ~$415M 2016F Revenue |
|---|---|
| Passenger Car Fuse Products | Passenger Car Fuse Products |
| Automotive Sensor Products | Automotive Sensor Products |
| Commercial Vehicle Products | Commercial Vehicle Products |

# Automotive Segment Overview

~$415M 2016F Revenue

- Passenger Car Fuse Products
- Automotive Sensor Products
- Commercial Vehicle Products



**Market Information**

- ~ $2.5 Billion market*
- Content increase drives growth in excess of car builds
- OEMs value supply chain on a global basis

**Drivers**

- Electrification of vehicles
- Safety focus
- Increase in comfort and assist functions
- Autonomous driving

**LFUS Competitive Advantage**

- Global presence
- Brand reputation and quality
- Close OEM and Tier 1 engineering relationships
- Product breadth
- Technical expertise

*Company estimates

# Automotive Focus Areas:
## Leveraging Global Reach and Expertise to Increase Product Breadth



**Sensors**



**Power Distribution Modules in Commercial Vehicles**



**Japanese OEMs and Tier 1s**



**Electrification of Vehicles**

# Strategic Growth Opportunity:
## 48 Volt / Hybrid / EV Have Significantly Higher Content

### Why the Market is Attractive

- Significant expected growth due to improved fuel efficiency
- Higher content per vehicle vs. traditional passenger cars
- Global opportunity

### Growth Plan

- New product development
- Collaborate with battery and systems manufacturers to integrate products
- Increase focus on Asian OEMs

### Why Littelfuse Will Succeed

- Ability to drive specifications
- High voltage industrial experience
- Strong relationships with global OEMs and Tier 1s

# Automotive Sensor Focus Areas:
## Leveraging Positive Market Trends to Drive Growth

| Market Trends | Littelfuse Applications |
|---|---|
| **Comfort & Convenience** | ▪ Solar sensing<br>▪ Powered tailgate position<br>▪ Powered application position sensing |
| **Efficiency** | ▪ Selective Catalytic Reduction level and quality sensing<br>▪ Transmission systems |
| **Occupant Safety** | ▪ Seat belt buckle sensor<br>▪ Seat position sensor |

# Strategic Growth Opportunity:
## Expand Presence in Occupant Safety Market

### Why the Market is Attractive

- Safety ratings
- Global market growth
- Adjacent markets

### Growth Plan

- Expand existing regional customer relationships globally
- Increase customer base
- Select new product development

### Why Littelfuse Will Succeed

- Brand reputation
- Established customer base
- Global engineering, sales & manufacturing footprint
- Full range of technologies


Why We Will Succeed in Automotive
Strong global relationships with OEMs & Tier 1 customers
Brand reputation for quality and safety
Content gains
Leadership in targeted sensor technologies
Global expansion opportunities
7% - 9% Long-Term Organic Revenue Growth


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# Break

Littelfuse®

Expertise Applied | Answers Delivered


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# Capitalizing on Growth in Electronics and Driving Innovation

## Ian Highley

Senior Vice President,
General Manager, and
Chief Technology Officer

# Electronics Segment Overview

$329M 2012 Revenue


Passive Products
Semiconductor Products

~$525M 2016F Revenue


Passive Products
Semiconductor Products
Sensor Products

# Electronics Segment Overview

~$525M 2016F Revenue

- Passive Products
- Semiconductor Products
- Sensor Products



**Market Information**

- ~ $4.0 Billion market*
- Growing number of applications requiring circuit protection
- Market need for innovative power control products

**Drivers**

- Electronification
- Smart / connected devices (IoT)
- Legislation and consumer demand driving energy efficiency

**LFUS Competitive Advantage**

- Brand strength / recognition
- Product portfolio breadth
- Global presence and customer access
- Diversified customers and end markets
- Strategic channel partnerships

*Company estimates

# Global Channel Partnerships:
## Provide Competitive Advantage

- Profitable, growing business for channel partners
- Long "tail" of customers
- Strong mindshare
- New product introduction
- Difficult to replicate

ARROW ELECTRONICS, INC. | FUTURE ELECTRONICS | TTI | Digi-Key ELECTRONICS | MOUSER ELECTRONICS

**& Regional Distributors**

# Electronics Focus Areas:
## Diversified Set of Global Growth Opportunities

Industrial

Automotive Electronics

IoT

LED Lighting

Appliances

# Strategic Growth Opportunity:
## Industrial – IGBT & Silicon Carbide

### Why the Market is Attractive

- Market growth driven by improved power conversion efficiency
  - Motor drives
  - EV charging
  - Power supplies

### Growth Plan

- Focus on high power devices – IGBT and Silicon Carbide
- Share gain in existing customer base
- Pull in complementary components

### Why Littelfuse Will Succeed

- Well established access to OEMs & service reputation
- Customer receptivity to additional suppliers
- Technology ownership and support services

# Strategic Growth Opportunity:
## Automotive Electronics

### Why the Market is Attractive

- Strong market growth
- Energy conservation and emissions reduction
- Greater connectivity
- Advanced driver assistance systems (ADAS) / autonomous driving

### Growth Plan

- Leverage Tier 1 relationships
- Dedicated global organization
- Utilize existing electronics products
- Diversify with new products and technologies
- Engaging with new entrants

### Why Littelfuse Will Succeed

- Customer relationships
- Compliance expertise
- Recent acquisitions expand product portfolio, customer access and market position

## Why We Will Succeed in Electronics

- Global leader in circuit protection with broadest product portfolio
- Deep channel partnerships and direct touch with strategic OEMs
- Diversity of customer base and end markets
- Differentiated technologies for power control
- Cost competitive global manufacturing

**4% - 6% Long-Term Organic Revenue Growth**

# Driving Innovation



# Innovation:
## Driving Accelerated Organic Growth

**GOAL**
- Meet future market requirements
- Extend existing technologies in new markets
- Selective expansion into new technologies

**APPROACH**
- Balance short and long-term focus
- Leverage expertise across business segments
- Acquisitions/ investments when appropriate

**RESULTS**
- Accelerated organic growth
- Higher margins through differentiation
- Continued portfolio diversification

# Innovation Growth Opportunity:
## Silicon Carbide Power Semiconductors

### Opportunity

- Silicon Carbide has inherent performance benefits and improves system costs
  - More efficient power conversion
  - Withstands higher voltage
- $200M, 20% CAGR market

### Action

- Investment in Monolith Semiconductor to access technology
- Fabless model for cost effectiveness

### Result

- New product platform launches
  - MOSFET switching device
  - Schottky Diode for power rectification
  - Other complementary power devices
- Expect growth in 2018 and beyond

# Innovation Growth Opportunity:
## Magnetic Sensing

### Opportunity

- Tunneling magneto resistance ("TMR") for sensing provides advantages over Hall effect
  - Increased sensitivity
  - Greater linearity
  - Higher operating temperature
- Longer-term cost advantage

### Action

- Cross-business unit project to evaluate external partnerships
  - Initial focus on automotive applications
- Finalized partnership to produce and assemble products

### Result

- TMR devices now being designed into systems for speed, position, direction and current sensing
- Expect growth in 2019 and beyond


Why We Will Succeed
Commitment to innovation to accelerate organic growth
Leverage technologies across businesses to grow pipeline
Phased approach and diverse portfolio to mitigate risk
Acquisitions / partnerships to supplement organic development


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# Financial Strategy for Exceptional Performance

## Meenal Sethna

Executive Vice President and
Chief Financial Officer

# Strong Track Record of Revenue Growth…

*($ in millions)*



$668
$758
$852
$868
$1,047*
2012
2013
2014
2015
2016F

*Based on midpoint of guidance provided in the Company's November 3, 2016 press release

# …Drives Strong Earnings and Cash Generation

*($ in millions, except per share data)*

## Adjusted Earnings Per Share*


13% CAGR
$3.82
$6.21 ^
2012
2016F

## Cash Flow from Operations


13% CAGR
$116
$166
2012
2015

*See appendix for GAAP to non-GAAP reconciliation
^Based on midpoint of guidance provided in the Company's November 3, 2016 press release

# Continuing Best-In-Class Financial Performance

| Double Digit Sales Growth | Double Digit EPS Growth | Free Cash Flow Approximates Net Income | Balanced Capital Allocation |
|---|---|---|---|
| ▪ 5% - 7% accelerated organic revenue growth<br>▪ 5% - 7% growth from strategic acquisitions | ▪ 17% - 19% operating margins<br>▪ 21% - 23% EBITDA margins | ▪ Strong track record of free cash flow generation<br>▪ Capex continues at 4% - 5% of revenue | ▪ Return 40% of free cash flow to shareholders<br>▪ Remainder to focus on strategic acquisitions |

# Driving Double Digit Revenue Growth

## Accelerate Organic Growth



Content and Share Gains
Underpenetrated Geographies and Markets
Accelerated Organic Growth
Cross Segment Opportunities
Increased Innovation

## Continue Strategic Acquisitions



Core Consolidation
Technology
Geographic / Market Access
Platform Building
Circuit Protection
Power Control
Select Regions
Power Control
Commercial Vehicle Products
Sensors
Automotive Electronics
Industrial Markets

# Investing For The Future:
## Driving Growth and Making Foundational Investments for Scale

**Organic Growth**

**Innovation**

**Scale Investments**

# Target Financial Model:
## Best-In-Class Margins Drive Double Digit EPS Growth

| | FY 2015* | FY 2016F*^ | Target Range |
|---|---|---|---|
| Organic Sales Growth | 6% | 3% | 5% – 7% |
| Adj. Gross Margin % | 38.7% | TBA | ~40% |
| Adj. Operating Margin % | 17.2% | TBA | 17% – 19% |
| Adj. Effective Tax Rate | 23.9% | 18% | 17% – 19%<br>for foreseeable future |
| Adj. EPS | $5.05 | $6.21 | Double digit growth |

*See appendix for GAAP to non-GAAP reconciliation
^Based on midpoint of guidance provided in the Company's November 3, 2016 press release

# Operational Focus:
## Driving Sustained Cash Generation

**High Teens**
Operating Margins

**Attractive**
Tax Profile

**Strong Working**
Capital Management

**Balanced**
Capital Investment

**Sustained Cash Generation to Fund Acquisitions and Maintain Return of Capital to Shareholders**

# Dividend Growth:
## Track Record of Double Digit Dividend Increases



13% CAGR
$0.60
$0.66
$0.76
$0.84
$0.94
$1.08
$1.24
2010
Annualized*
2011
2012
2013
2014
2015
2016

**Continue to Grow Dividend in Line with Earnings**

*Initiated dividend in Q4 2010

# Long-Term Maturities Providing Financial Flexibility

*(€/$ in millions)*

## Capital Structure Summary

| | 10/1/2016 Pro Forma |
|---|---|
| Cash | $223 |
| Credit Facility/Other | 115 |
| Private Placement Notes* | 350 |
| **Total Debt** | **$465** |
| **Net Debt** | **$242** |
| Availability on Credit Facility | 575 |
| Debt/EBITDA^ | 1.8x |

## Maturity Schedule



Credit Facility Renewal
Weighted average interest rate on Senior Notes ~ 2.25%
1.14% Euro Notes
€117
3.03% US Notes
$25
3.74% US Notes
$100
1.83% Euro Notes
€95
'17
'18
'19
'20
'21
'22
'23
'24
'25
'26
'27
'28

*Based on Euro/USD exchange rate of $1.06
^Ratio as calculated for credit agreement covenant

# Capital Deployment:
## Balancing Reinvestment with Return to Shareholders

**2013 – 2016 Q3YTD Free Cash Deployment**


Share Repurchase 12%
Dividends 22%
Acquisitions 66%

**Cash Priorities**

- Disciplined Reinvestment to Drive Organic Growth
- Target Debt / EBITDA Leverage Remains 1.0x to 2.5x
- Acquisitions that Align to Strategy and Financial Targets
- Grow Dividend in Line with Earnings
- Opportunistic Share Repurchases

**Future Free Cash Flow Deployment**


Share Repurchase 20%
Dividends 20%
Acquisitions 60%

*Free Cash Flow is defined as cash flow from operations less capital expenditures

# Continuing Best-In-Class Financial Performance

## Double Digit Sales Growth

- 5 - 7% accelerated organic revenue growth
- 5 - 7% growth from strategic acquisitions

## Double Digit EPS Growth

- 17 - 19% operating margins
- 21 - 23% EBITDA margins

## Free Cash Flow Approximates Net Income

- Strong track record of free cash flow generation
- Capex continues at 4 - 5% of revenue

## Balanced Capital Allocation

- Return 40% of free cash flow to shareholders
- Remainder to focus on strategic acquisitions


Recap

# Go-Forward Strategy:
## Building On Success to Continue Double Digit Growth

**Leverage Our Position Within Global Mega Trends**

- Safety
- Connectivity
- Energy Efficiency

**Protect Control Sense**

- **Grow** Circuit Protection
- **Accelerate** Power Control
- **Double** Sensor Platform

**Accelerated Organic Growth 5% - 7%**

**Complemented with Strategic M&A 5% - 7%**

# Littelfuse Investment Proposition:
## A Proven Source of Growth and Value Creation


Top Line Growth
Sustained Profitability
Enthusiastic, Passionate and Dedicated Culture
Strong Shareholder Returns


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# Q & A

Littelfuse®

Expertise Applied | Answers Delivered

# Appendix


Littelfuse
Littelfuse
Littelfuse



# Gordon Hunter

**Chairman of the Board of Directors, President and Chief Executive Officer**

- Joined Littelfuse in 2002; in current role since 2005
- Prior experience at Littelfuse: Board member, COO; serves as Chairman of the Technology Committee
- Experience prior to Littelfuse: Vice President, Communications Group and General Manager, Optical Products Group, Intel; Vice President, Raychem Corporation
- Education
  - B.S. Electrical Engineering, University of Liverpool
  - M.B.A. London Business School



# Dave Heinzmann

**Chief Operating Officer**

- Joined Littelfuse in 1985; in current role since January 2014
- Prior experience at Littelfuse: VP, Global Operations; VP and General Manager, Automotive Segment; Director of Global Operations, Electronics; Technical Services Manager, Plant Manager
- Education
  - B.S. Mechanical Engineering, University of Missouri-Rolla
  - Executive Education: Northwestern University Kellogg School of Management, Stanford University Graduate School of Business



# Matt Cole

**Senior Vice President and General Manager, Industrial Segment**

- Joined Littelfuse in 2015
- Experience prior to Littelfuse includes 20 years in a variety of businesses within AMETEK, Danaher, and Honeywell
- Education
  - B.S. Engineering Science, Vanderbilt University
  - Masters of Engineering Management, Northwestern University
  - M.B.A. Kellogg School of Management, Northwestern University



# Ian Highley

**Senior Vice President , General Manager, Semiconductor Business and Chief Technology Officer**

- Joined Littelfuse 2002; in current role since 2009
- Prior experience at Littelfuse: Director of Product Marketing - Electronics and Product Line Director - Semiconductor Products
- Experience prior to Littelfuse includes Plessey Semiconductor in R&D and Product Marketing Manager at Texas Instruments
- Education
  - B.S. Electrical and Electronic Engineering, King's College, University of London



# Deepak Nayar

**Senior Vice President and General Manager, Electronics Business**

- Joined Littelfuse 2005; in current role since 2011
- Prior experience at Littelfuse: Global Sales Director
- Experience prior to Littelfuse includes 17 years at Raychem and Tyco Electronics in R&D, Marketing and Global Sales
- Education
  - B.S. Material Science Engineering, Indian Institute of Technology
  - M.S. Material Science Engineering, University of California, Berkeley



# Dieter Roeder

**Senior Vice President and General Manager, Automotive Segment**

- Joined Littelfuse in 2005; in current role since 2007
- Prior experience at Littelfuse: Head of European Automotive Sales
- Experience prior to Littelfuse includes over 20 years in the automotive industry at Raychem, Tyco Electronics and TDS
- Education
  - B.S. Electrical Engineering, Frankfurt University of Applied Science



# Mike Rutz

**Senior Vice President, Global Operations**

- Joined Littelfuse in 2014 in current role
- Experience prior to Littelfuse includes 3 years as SVP, Global Supply Chain at WMS Gaming and 16 years with Motorola in the paging, cellular, and networking groups, serving most recently as VP, Networks Supply Chain
- Education
  - B.S. Mechanical Engineering, University of Michigan
  - M.S. Mechanical Engineering, Massachusetts Institute of Technology
  - M.S. Management, Sloan School, Massachusetts Institute of Technology



# Meenal Sethna

**Executive Vice President and Chief Financial Officer**

- Joined Littelfuse in 2015; in current role since March 2016. Overall responsibility for company's financial strategy and performance, including accounting, planning and reporting, treasury activities, tax planning, internal audit, and investor relations.
- Experience prior to Littelfuse includes over 20 years in various senior finance roles at Illinois Tool Works, Motorola, and Baxter Healthcare.
- Education
  - B.S. Finance, University of Illinois - Urbana
  - M.B.A. Kellogg School of Management, Northwestern University



# Ryan Stafford

**Executive Vice President and Chief Legal and Human Resources Officer**

- Joined Littelfuse in 2007 in current role. Prior to Littelfuse, served as Group General Counsel and Vice President of China Operations at Tyco International
- Experience at Littelfuse: Overall responsibility for company's global legal, compliance and human resource matters. In addition, responsible for real estate and corporate marketing/communications
- Education
  - A.B. Bowdoin College
  - J.D. University of Maine School of Law
  - Executive Education: University of Chicago Booth School of Business, China Europe International Business School (CEIBS)

# GAAP – Non GAAP Reconciliation

**LITTELFUSE, INC.**
**Supplemental Financial Information**
(in millions of USD except share amounts)

| GAAP EPS Reconciliation | For the Nine Months Ended October 01, 2016 | Year Ended January 2, 2016 | Year Ended December 29, 2012 |
|---|---|---|---|
| GAAP diluted EPS | $ 3.41 | $ 3.63 | $ 3.40 |
| EPS impact of special items (below) | 1.29 | 1.42 | 0.42 |
| Adjusted diluted EPS | $ 4.69 | $ 5.05 | $ 3.82 |

| Special Items (income)/expense | For the Nine Months Ended October 01, 2016 | Year Ended January 2, 2016 | Year Ended December 29, 2012 |
|---|---|---|---|
| Reed switch manufacturing transfer costs | $ 1.7 | $ 5.2 | $ - |
| Restructuring | 1.4 | 3.6 | - |
| Acquisition expenses | 18.2 | 4.6 | 0.9 |
| Pension wind-up / Valuation adjustment | - | 31.9 | 5.4 |
| Product line divestiture costs | 1.9 | - | - |
| Impairment of intangible assets | 14.8 | - | 7.3 |
| Purchase accounting adjustment | 7.4 | - | 0.4 |
| Asset write-down | - | | 0.5 |
| Other | - | (0.2) | - |
| Adjustment to Operating income | 45.3 | 45.2 | 14.5 |
| Foreign exchange loss/(gain) | (7.1) | (1.5) | - |
| Adjustment to income before income taxes | $ 38.2 | $ 43.8 | $ 14.5 |
| Total EPS impact | $ 1.29 | $ 1.42 | $ 0.42 |

**Note: Totals will not always foot due to rounding**

**2015 GAAP to Non-GAAP reconciliations**

| | Adj Gross Margin | Adj Operating Margin | Adj Tax Rate |
|---|---|---|---|
| 2015 GAAP | 38.1% | 12.0% | 22.9% |
| Special items | 0.6% | 5.2% | 1.0% |
| 2015 Adjusted GAAP | 38.7% | 17.2% | 23.9% |

**Organic Sales Growth Reconciliation**

| | 2015 | 2016 F |
|---|---|---|
| Organic Growth | 6% | 3% |
| Acquisition Growth | 0% | 17% |
| FX Adjustment | (4%) | 1% |
| GAAP Sales Growth Rate * | 2% | 21% |

*based on midpoint guidance from November 3, 2016 Earnings Release

*Littelfuse has provided Q4 2016 earnings-per-share guidance [$1.45 - $1.59] and 2016 tax rate guidance [18%] on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the impact of items including acquisition and integration costs, impairment and severance charges, foreign exchange adjustments and unusual gains and losses. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. At this time, Littelfuse is not able to forecast the excluded items to the most directly comparable GAAP financial measure without unreasonable efforts, so it is unable to provide GAAP reconciliations to non-GAAP guidance provided.*

*Note: Amounts presented have not been restated for the impact of the Correction of immaterial errors reflected in the company's Form 10-Q filed August 4, 2016.*